UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT
Multi-Cap Value Fund*

*Prior to September 1, 2010, this fund was known as Putnam VT Mid Cap Value Fund.

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

Capital appreciation with current income as its secondary objective

Net asset value December 31, 2010

Class IA: $12.92	Class IB: $12.88

Total return at net asset value

			Russell 3000	Russell Midcap
(as of 12/31/10)	Class IA shares*	Class IB shares*	Value Index	Value Index†

1 year	24.32%	24.06%	16.23%	24.75%

5 years	16.77	15.36	7.46	22.13
Annualized	3.15	2.90	1.45	4.08

Life	96.53	92.92	70.07	127.60
Annualized	9.21	8.95	7.17	11.32

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

† Putnam Management has recently undertaken a review of the fund’s benchmark. The Russell 3000 Value Index replaces the Russell Midcap Value Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation. Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations will vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Multi-Cap Value Fund 1

Report from your fund’s manager

Stocks recovered nicely in 2010 despite great volatility. With its focus on U.S. value stocks, how did the fund perform?

During the period, the stock market experienced large moves in both directions, given concerns about Europe’s sovereign credit crisis, sluggish global growth, and inflationary pressures in some of the more heated economies of developing countries. However, with the Federal Reserve’s [the Fed] highly accommodative policy keeping interest rates low, improving economic data, and strong corporate profits, stock prices rallied in the fourth quarter, closing out the year on a strong note. Value stocks delivered attractive double-digit gains, but they did slightly lag growth stocks. Against this backdrop, Putnam VT Multi-Cap Value Fund’s class IA shares rose 24.32% at net asset value for the 12 months ended December 31, 2010.

How did you position the portfolio for this conflicted environment?

Given our belief that the Fed would continue to provide liquidity for the financial markets and that U.S. economic growth was improving, albeit at a temperate pace, the fund was positioned for a recovery throughout the year. This positioning meant that the portfolio had a bias toward cyclical stocks, such as consumer discretionary and industrials that are sensitive to economic conditions, and a limited exposure to the more defensive telecommunications, utilities, and consumer staples sectors. This was positive for the fund given the improving outlook that materialized in the final months of 2010.

Which holdings were the strongest performers?

The three most rewarding stocks all generated triple-digit returns, contributing strongly to performance for 2010. First, the semiconductor company Atmel has been cutting costs, streamlining its product line, and eliminating slow-growth areas of its businesses. Investors finally recognized its inherent value given these improvements, and its stock price rallied strongly. We sold Atmel for a profit during the period. Second, with its expanded product line in the United States and growing international business, which are having a favorable impact on corporate fundamentals, the stock of Domino’s Pizza climbed dramatically. Finally, Viropharma is an international biopharmaceutical company that develops proprietary antiviral drugs. Its legacy product, the antibiotic Vancocin, will likely face generic competition at some point, but that date has been pushed out on multiple occasions, resulting in higher earnings than investors expected. Another of the company’s drugs, Cinryze, treats genetic inflammatory disorders. Some manufacturing problems that arose in 2009 have largely been resolved, allowing for good future growth prospects in our opinion.

What holdings detracted from performance?

Talbots, a retailer of women’s clothing, has lost market share and relevance among younger consumers in recent years. Investors were frustrated with sluggish sales volume in stores, and the stock sold off. However, under the direction of its CEO, the company has worked aggressively to bring the brand back to life while also cutting costs and improving its balance sheet. We think the metrics are positive, and the company has started to attract younger customers.

The stock of Petrohawk, an energy company engaged in the exploration and development of shale-based oil and natural gas, declined in response to management’s use of cash flow to maintain a high growth rate. Despite allaying investor fears by backing off its spending plans, the stock was further pressured by falling gas prices. We remain optimistic on the prospects for the company.

What is your outlook for the markets and the fund in 2011?

We believe the markets will continue to experience uncertainty and volatility for the foreseeable future. Economic data continue to be mixed and unemployment is still very high, but we have a Fed that is determined to get our economy growing again, and this should provide a tail wind for equities.

In terms of managing the fund in this environment, we are paying close attention to price targets, valuations, and buying points. Our broad strategy remains unchanged. Regardless of how economic data unfold in 2011, we continue to conduct rigorous research to identify companies whose stocks might be mispriced or those that we think will be in a significantly better position 12 to 18 months down the road.

Of special interest

Effective September 2010, Putnam VT Multi-Cap Value Fund became part of Putnam’s new suite of multi-cap equity funds that invest across the broad universe of U.S. stocks. Each fund invests with a specific style — growth, value, and blend — and has the flexibility to invest in companies of all sizes. In addition to Putnam Multi-Cap Value Fund, the suite of Putnam multi-cap equity funds includes Putnam Multi-Cap Core Fund and Putnam Multi-Cap Growth Fund.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Current and future portfolio holdings are subject to risk.

2 Putnam VT Multi-Cap Value Fund

Your fund’s manager

Portfolio Manager James Polk is a CFA charterholder. He joined Putnam in 1998 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Multi-Cap Value Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.89	$6.33	$4.33	$5.60

Ending value
(after expenses)	$1,284.30	$1,282.90	$1,020.92	$1,019.66

Annualized
expense ratio†	0.85%	1.10%	0.85%	1.10%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT Multi-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of
Putnam Variable Trust and Shareholders of Putnam VT Multi-Cap Value Fund (formerly known as
“Putnam VT Mid Cap Value Fund”):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Multi-Cap Value Fund (formerly known as “Putnam VT Mid Cap Value Fund”) (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2011

Putnam VT Multi-Cap Value Fund 5

The fund’s portfolio 12/31/10

COMMON STOCKS (96.4%)*	Shares	Value

Aerospace and defense (1.3%)
BE Aerospace, Inc. †	9,440	$349,563

Embraer SA ADR (Brazil)	7,630	224,322

		573,885
Automotive (1.2%)
Ford Motor Co. † S	30,530	512,599

		512,599
Banking (10.3%)
Bancorp, Inc. †	44,069	448,182

Bank of America Corp.	52,070	694,614

Bond Street Holdings, LLC 144A Class A † F	5,520	113,160

Capitol Federal Financial, Inc.	4,243	50,534

Comerica, Inc. S	5,440	229,786

Huntington Bancshares, Inc.	60,940	418,658

JPMorgan Chase & Co.	22,440	951,905

People’s United Financial, Inc.	17,240	241,532

SunTrust Banks, Inc.	20,800	613,808

SVB Financial Group †	9,970	528,909

Webster Financial Corp.	12,790	251,963

		4,543,051
Biotechnology (1.4%)
Amarin Corp. PLC ADR (United Kingdom) † S	38,720	317,891

Viropharma, Inc. † S	17,958	311,033

		628,924
Chemicals (1.0%)
Huntsman Corp.	29,320	457,685

		457,685
Coal (1.2%)
James River Coal Co. † S	14,530	368,045

Walter Energy, Inc.	1,380	176,419

		544,464
Commercial and consumer services (0.8%)
Healthcare Services Group, Inc.	20,505	333,616

		333,616
Communications equipment (1.3%)
ARRIS Group, Inc. †	28,950	324,819

Tellabs, Inc.	36,170	245,233

		570,052
Computers (4.9%)
Hewlett-Packard Co.	27,090	1,140,485

Polycom, Inc. †	9,960	388,241

Xerox Corp.	53,790	619,661

		2,148,387
Conglomerates (1.0%)
AMETEK, Inc.	11,205	439,796

		439,796
Construction (0.7%)
USG Corp. †	17,970	302,435

		302,435
Consumer finance (0.5%)
Discover Financial Services	12,790	236,999

		236,999
Consumer goods (3.1%)
Church & Dwight Co., Inc.	10,200	704,004

Newell Rubbermaid, Inc.	37,486	681,495

		1,385,499
Consumer services (2.3%)
Avis Budget Group, Inc. †	48,800	759,328

Hertz Global Holdings, Inc. †	18,540	268,645

		1,027,973
Containers (2.2%)
Silgan Holdings, Inc.	27,420	981,910

		981,910

COMMON STOCKS (96.4%)* cont.	Shares	Value

Electric utilities (2.1%)
DTE Energy Co.	6,000	$271,920

Great Plains Energy, Inc.	19,460	377,329

Progress Energy, Inc.	6,110	265,663

		914,912
Energy (oil field) (1.7%)
Helix Energy Solutions Group, Inc. †	19,440	236,002

National Oilwell Varco, Inc.	7,570	509,083

		745,085
Financial (0.5%)
MGIC Investment Corp. † S	21,436	218,433

		218,433
Food (1.6%)
Mead Johnson Nutrition Co. Class A	11,680	727,080

		727,080
Forest products and packaging (0.7%)
Louisiana-Pacific Corp. †	31,140	294,584

		294,584
Health-care services (5.8%)
Aetna, Inc.	15,190	463,447

AmerisourceBergen Corp.	11,230	383,168

Coventry Health Care, Inc. †	7,940	209,616

Humana, Inc. †	5,620	307,639

Lincare Holdings, Inc.	29,235	784,375

Mednax, Inc. †	6,280	422,581

		2,570,826
Insurance (7.7%)
Aflac, Inc.	11,950	674,339

Employers Holdings, Inc.	8,970	156,796

Hanover Insurance Group, Inc. (The)	12,470	582,598

Hartford Financial Services Group, Inc. (The)	21,796	577,376

HCC Insurance Holdings, Inc.	15,750	455,805

Marsh & McLennan Cos., Inc.	11,220	306,755

XL Group PLC	28,770	627,761

		3,381,430
Investment banking/Brokerage (2.8%)
Ameriprise Financial, Inc.	13,588	781,989

E*Trade Financial Corp. †	28,071	449,136

		1,231,125
Machinery (0.8%)
Gardner Denver, Inc.	5,050	347,541

		347,541
Manufacturing (2.1%)
Ingersoll-Rand PLC S	12,490	588,154

Oshkosh Corp. †	9,610	338,656

		926,810
Medical technology (4.3%)
Boston Scientific Corp. †	75,320	570,172

Cooper Companies, Inc. (The)	7,530	424,240

Covidien PLC (Ireland)	14,216	649,103

Merit Medical Systems, Inc. †	16,066	254,325

		1,897,840
Metals (2.2%)
Freeport-McMoRan Copper & Gold, Inc. Class B	3,880	465,949

U.S. Steel Corp. S	8,480	495,402

		961,351
Natural gas utilities (0.4%)
National Fuel Gas Co.	2,630	172,581

		172,581
Office equipment and supplies (0.4%)
ACCO Brands Corp. †	22,480	191,530

		191,530
Oil and gas (7.3%)
Apache Corp.	4,405	525,208

Cabot Oil & Gas Corp. Class A	7,610	288,039

6 Putnam VT Multi-Cap Value Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value

Oil and gas cont.
Petrohawk Energy Corp. †	33,480	$611,010

Pioneer Natural Resources Co. S	6,809	591,157

QEP Resources, Inc.	12,860	466,947

Southwestern Energy Co. †	8,970	335,747

Swift Energy Co. †	9,800	383,670

		3,201,778
Pharmaceuticals (3.8%)
Akorn, Inc. †	29,220	177,365

Depomed, Inc. †	40,833	259,698

Jazz Pharmaceuticals, Inc. † S	31,050	611,064

Pfizer, Inc.	36,970	647,345

		1,695,472
Real estate (1.9%)
CB Richard Ellis Group, Inc. Class A †	8,030	164,454

Chimera Investment Corp. R	79,193	325,483

Host Marriott Corp. R S	18,994	339,423

		829,360
Restaurants (1.3%)
Domino’s Pizza, Inc. †	35,760	570,372

		570,372
Retail (7.1%)
Bed Bath & Beyond, Inc. †	10,080	495,432

K-Swiss, Inc. Class A †	4,550	56,739

OfficeMax, Inc. †	29,850	528,345

RadioShack Corp.	12,050	222,805

Staples, Inc.	15,670	356,806

SUPERVALU, Inc.	41,410	398,778

Talbots, Inc. (The) † S	56,210	478,909

Urban Outfitters, Inc. †	16,740	599,459

		3,137,273
Schools (0.6%)
Apollo Group, Inc. Class A †	7,180	283,538

		283,538
Semiconductor (0.7%)
Cymer, Inc. †	7,138	321,710

		321,710
Shipping (1.4%)
Genco Shipping & Trading, Ltd. † S	25,490	367,056

Nordic American Tanker Shipping (Bermuda) S	9,820	255,516

		622,572
Software (0.8%)
CA, Inc.	14,980	366,111

		366,111
Technology services (1.9%)
Unisys Corp. †	19,180	496,570

Yahoo!, Inc. †	20,540	341,580

		838,150
Telecommunications (0.2%)
Sycamore Networks, Inc. †	5,220	107,480

		107,480
Textiles (1.5%)
Hanesbrands, Inc. †	26,760	679,704

		679,704
Toys (0.5%)
Mattel, Inc.	8,250	209,798

		209,798
Trucks and parts (1.1%)
Autoliv, Inc. (Sweden) S	6,040	476,798

		476,798

Total common stocks (cost $34,091,117)		$42,608,519

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Freeport-McMoRan Copper & Gold, Inc. (Put)	Jan-11/$84	8,023	$469

iShares Russell 2000 Index Fund (Put)	Feb-11/$74	18,522	24,972

iShares Russell 2000 Index Fund (Put)	Jan-11/$77	72,840	82,477

Talbots, Inc. (Call)	Jan-11/$10	19,761	512

Talbots, Inc. (Call)	Jan-11/$14	60,200	19

Total purchased options outstanding (cost $177,435)			$108,449

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount		Value

U.S. Treasury Notes 2 3/4s, February 15, 2019 [i]		$56,000	$55,871

Total U.S. treasury obligations (cost $55,871)			$55,871

SHORT-TERM INVESTMENTS (12.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.21% [d]		3,944,506	$3,944,506

Putnam Money Market Liquidity Fund 0.15% [e]		1,415,662	1,415,662

U.S. Treasury Bills zero%, August 25, 2011 [i]		$110,000	109,846

Total short-term investments (cost $5,470,014)			$5,470,014

Total investments (cost $39,794,437)			$48,242,853

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $44,177,069.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $5,390,160 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING
at 12/31/10 (premiums received	Contract	Expiration date/
$33,506)	amount	strike price	Value

iShares Russell 2000 Index Fund (Put)	72,840	Jan-11/$74	$34,373

Total			$34,373

Putnam VT Multi-Cap Value Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,016,055	$—	$—

Capital goods	3,498,474	—	—

Communication services	107,480	—	—

Conglomerates	439,796	—	—

Consumer cyclicals	4,474,212	—	—

Consumer staples	4,393,240	—	—

Energy	4,491,327	—	—

Financial	10,327,238	—	113,160

Health care	6,793,062	—	—

Technology	4,244,410	—	—

Transportation	622,572	—	—

Utilities and power	1,087,493	—	—

Total common stocks	42,495,359	—	113,160

Purchased options outstanding	—	108,449	—

U.S. treasury obligations	—	55,871	—

Short-term investments	1,415,662	4,054,352	—

Totals by level	$43,911,021	$4,218,672	$113,160

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options	$—	$(34,373)	$—

Totals by level	$—	$(34,373)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Multi-Cap Value Fund

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, including $3,826,219
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $34,434,269)	$42,882,685

Affiliated issuers (identified cost $5,360,168) (Notes 1 and 6)	5,360,168

Cash	56,767

Dividends, interest and other receivables	24,706

Receivable for investments sold	91,957

Total assets	48,416,283

Liabilities

Payable for shares of the fund repurchased	18,749

Payable for compensation of Manager (Note 2)	20,683

Payable for investor servicing fees (Note 2)	532

Payable for custodian fees (Note 2)	6,801

Payable for Trustee compensation and expenses (Note 2)	35,394

Payable for administrative services (Note 2)	176

Payable for distribution fees (Note 2)	2,951

Written options outstanding, at value (premiums received
$33,506) (Notes 1 and 3)	34,373

Collateral on securities loaned, at value (Note 1)	3,944,506

Collateral on certain derivative contracts, at value (Note 1)	165,717

Other accrued expenses	9,332

Total liabilities	4,239,214

Net assets	$44,177,069

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$47,845,394

Undistributed net investment income (Note 1)	95,850

Accumulated net realized loss on investments (Note 1)	(12,211,724)

Net unrealized appreciation of investments	8,447,549

Total — Representing net assets applicable to capital
shares outstanding	$44,177,069

Computation of net asset value Class IA

Net assets	$30,052,159

Number of shares outstanding	2,325,929

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.92

Computation of net asset value Class IB

Net assets	$14,124,910

Number of shares outstanding	1,096,748

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.88

Statement of operations
Year ended 12/31/10

Investment income

Dividends (net of foreign tax of $1,267)	$493,186

Interest (including interest income of $2,028
from investments in affiliated issuers) (Note 6)	2,030

Securities lending (including interest income of $3,214
from investments in affiliated issuers) (Note 1)	12,791

Total investment income	508,007

Expenses

Compensation of Manager (Note 2)	242,999

Investor servicing fees (Note 2)	41,086

Custodian fees (Note 2)	16,466

Trustee compensation and expenses (Note 2)	3,330

Administrative services (Note 2)	1,812

Distribution fees — Class IB (Note 2)	34,894

Auditing	31,354

Other	21,437

Total expenses	393,378

Expense reduction (Note 2)	(13,130)

Net expenses	380,248

Net investment income	127,759

Net realized gain on investments (Notes 1 and 3)	7,014,152

Net realized gain on written options (Notes 1 and 3)	51,280

Net unrealized appreciation of investments and
written options during the year	1,363,793

Net gain on investments	8,429,225

Net increase in net assets resulting from operations	$8,556,984

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Value Fund 9

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase in net assets

Operations:

Net investment income	$127,759	$175,549

Net realized gain (loss) on investments	7,065,432	(4,335,472)

Net unrealized appreciation
of investments	1,363,793	15,356,612

Net increase in net assets
resulting from operations	8,556,984	11,196,689

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(138,149)	(155,122)

Class IB	(42,596)	(38,869)

Decrease from capital share transactions
(Note 4)	(3,556,828)	(4,081,589)

Total increase in net assets	4,819,411	6,921,109

Net assets:

Beginning of year	39,357,658	32,436,549

End of year (including undistributed
net investment income of $95,850 and
$154,116, respectively)	$44,177,069	$39,357,658

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Multi-Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/10	$10.44	.04	2.49	2.53	(.05)	—	(.05)	—	$12.92	24.32	$30,052.86		.39	111.20

12/31/09	7.55	.05	2.90	2.95	(.06)	—	(.06)	—	10.44	39.54	25,771	.92[f]	.61[f]	130.02

12/31/08	16.45	.09	(6.06)	(5.97)	(.15)	(2.78)	(2.93)	—[e,h]	7.55	(42.77)	21,125	.90[f]	.79[f]	79.45

12/31/07	17.83	.09	.33	.42	(.30)	(1.50)	(1.80)	—	16.45	1.98	53,498	.87[f]	.48[f]	67.43

12/31/06	16.23	.30[g]	2.13	2.43	(.07)	(.76)	(.83)	—	17.83	15.32	63,738	.90[f]	1.79[f,g]	72.94

Class IB

12/31/10	$10.41	.02	2.48	2.50	(.03)	—	(.03)	—	$12.88	24.06	$14,125	1.11	.14	111.20

12/31/09	7.52	.03	2.89	2.92	(.03)	—	(.03)	—	10.41	39.00	13,587	1.17[f]	.35[f]	130.02

12/31/08	16.35	.06	(6.01)	(5.95)	(.10)	(2.78)	(2.88)	—[e,h]	7.52	(42.83)	11,312	1.15[f]	.55[f]	79.45

12/31/07	17.74	.04	.33	.37	(.26)	(1.50)	(1.76)	—	16.35	1.69	26,543	1.12[f]	.22[f]	67.43

12/31/06	16.16	.27[g]	2.11	2.38	(.04)	(.76)	(.80)	—	17.74	15.06	31,386	1.15[f]	1.61[f,g]	72.94

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.14%

12/30/08	0.09

12/30/07	<0.01

12/30/06	0.01

g Reflects a special dividend which amounted to $0.19 per share and 1.12% of average net assets.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Value Fund 11

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT Multi-Cap Value Fund (the fund), formerly known as Putnam VT Mid Cap Value Fund, is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation with current income as its secondary objective.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and mitigate volatility due to the fund’s small cap exposure. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 400,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the

12 Putnam VT Multi-Cap Value Fund

fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $8,356 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $3,826,219 and the fund received cash collateral of $3,944,506.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165  million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $11,529,161 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$5,493,710	12/31/16

6,035,451	12/31/17

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include a temporary and/or permanent differences of losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $5,280 to decrease undistributed net investment income and with a decrease to accumulated net realized losses of $5,280.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,669,337
Unrealized depreciation	(903,483)

Net unrealized appreciation	7,765,854
Undistributed ordinary income	95,850
Capital loss carryforward	(11,529,161)

Cost for federal income tax purposes	$40,476,999

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.9% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

Effective September 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion, and 0.475% of any excess thereafter.

Prior to September 1, 2010, the fund paid Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may have varied based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.740% of the first $5 billion, 0.690% of the next $5 billion, 0.640% of the next $10 billion, 0.590% of the next $10 billion, 0.540% of the next $50 billion, 0.520% of the next $50 billion, 0.510% of the next $100 billion, and 0.505% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from

Putnam VT Multi-Cap Value Fund 13

time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $20 under the expense offset arrangements and by $13,110 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $28, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005.

The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $44,397,422 and $49,054,757, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	—	$—

Options opened	1,358,103	504,888

Options exercised	(79,383)	(58,139)

Options expired	(691,163)	(249,200)

Options closed	(514,717)	(164,043)

Written options outstanding at
end of the reporting period	72,840	$33,506

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	622,400	$7,210,186	302,474	$2,631,086	250,087	$2,855,588	185,508	$1,563,666

Shares issued in connection with
reinvestment of distributions	11,951	138,149	23,647	155,122	3,688	42,596	5,925	38,869

	634,351	7,348,335	326,121	2,786,208	253,775	2,898,184	191,433	1,602,535

Shares repurchased	(776,984)	(8,655,928)	(653,729)	(5,247,168)	(461,937)	(5,147,419)	(391,695)	(3,223,164)

Net decrease	(142,633)	$(1,307,593)	(327,608)	$(2,460,960)	(208,162)	$(2,249,235)	(200,262)	$(1,620,629)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$108,449	Payables	$34,373

Total		$108,449		$34,373

14 Putnam VT Multi-Cap Value Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total

Equity contracts	$67,818	$67,818

Total	$67,818	$67,818

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total

Equity contracts	$(69,853)	$(69,853)

Total	$(69,853)	$(69,853)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,028 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $27,174,535 and $26,325,193, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Multi-Cap Value Fund 15

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

16 Putnam VT Multi-Cap Value Fund

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

Putnam VT Multi-Cap Value Fund 17

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

18 Putnam VT Multi-Cap Value Fund

This page intentionally left blank.

Putnam VT Multi-Cap Value Fund 19

This page intentionally left blank.

20 Putnam VT Multi-Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT Multi-Cap Value Fund 21

This report has been prepared for the shareholders	H317
of Putnam VT Multi-Cap Value Fund.	265766 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$29,577	$--	$1,753	$33*
December 31, 2009	$27,234	$--	$1,750	$48*

* Includes fees of $33 and $48 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 280,006 and $ 561,078 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011